UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 1999



                           SUN ENERGY PARTNERS, L.P.
              (Exact Name of registrant specified in its charter)

Delaware                        1-9033                    75-2070723
(State or other Jurisdiction    (Commission File Number)  (I.R.S. employer
of Incorporation)                                         Identification No.)

                           123 Robert S. Kerr Avenue
                        Oklahoma City, Oklahoma  73102
                   (Address of principal executive offices)
                 Registrant's telephone number: (405) 270-1313

Item 5.   Other Events

          Information contained in the press release dated June 30, 1999 is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibit 99.1     Press Release dated June 30, 1999.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SUN ENERGY PARTNERS, L.P.

                            By:   Kerr-McGee Corporation,
                                  Managing General Partner


                                  By:   /s/ Deborah A. Kitchens
                                        -------------------------------------
                                        Name:  Deborah A. Kitchens
                                        Title:  Vice President and Controller


Date:  June 30, 1999

                                 Exhibit Index

Exhibit No.

99.1             Press Release dated June 30, 1999.